UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

HARRAH’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10410	62-1411755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE HARRAH’S COURT
LAS VEGAS, NEVADA		89119
(Address of Principal Executive Offices)		(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.          Financial Statements and Exhibits.

(c)           Exhibits

99.1         Text of press release, dated July 21, 2004, of the Registrant

ITEM 12.        Results of Operations and Financial Condition.

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of the Registrant, dated July 21, 2004, reporting the Registrant’s financial results for the quarter ended June 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: July 21, 2004	By:	/s/ STEPHEN H. BRAMMELL
		Name:	Stephen H. Brammell
		Title:	Senior Vice President, General Counsel, and Corporate Secretary